                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 7, 2005
                                                         ----------------

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                                   NUCO2 INC.
               (Exact Name of Registrant as Specified in Charter)

          Florida                   0-27378                   65-0180800
          -------                   -------                   ----------
(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)            File Number)            Identification No.)

           2800 S.E. Market Place, Stuart, Florida            34997
           ----------------------------------------------------------
           (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
                                                           --------------

                                       N/A
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

2005 EXECUTIVE MANAGEMENT STOCK OPTION PLAN

     At the Annual Meeting of Shareholders  (the "Annual Meeting") of NuCO2 Inc.
(the "Company"),  held on December 7, 2005, upon  recommendation of the Board of
Directors (the "Board"),  the Company's shareholders approved the 2005 Executive
Management  Stock Option Plan (the "2005  Executive  Plan").  The 2005 Executive
Plan became  effective  upon  shareholder  approval.  A summary of the terms and conditions of the 2005 Executive Plan is set forth in "Proposal No. 2 - Approval of the  2005  Executive  Management  Stock  Option  Plan -  Summary  of the 2005
Executive  Plan" in the Company's  Proxy  Statement for the Annual  Meeting (the
"Proxy Statement") filed with the Securities and Exchange Commission (the "SEC")
on October 28,  2005.  Such  description,  which is qualified in its entirety by reference  to the 2005  Executive  Plan,  which is filed as Exhibit 99.1 to this report, is incorporated herein by reference in response to this Item 1.01.

     The following table sets forth the number of options granted under the 2005
Executive Plan to each of the Company's named executive officers,  all executive officers as a group and all  non-executive  officers and  non-executive  officer employees as a group. The per share exercise price of these options is $24.00.

             Name and Position                            Number of Options
             -----------------                            -----------------

       Michael E. DeDomenico                                   225,000
         Chairman, Chief Executive Officer

       Robert R. Galvin                                        150,000
         Chief Financial Officer, Treasurer

       William Scott Wade                                      150,000
         Chief Operating Officer

       Eric M. Wechsler                                         45,000
         General Counsel, Secretary

       Executive Officer Group                                 720,000

       Non-Executive Officer and Employee Group                237,000

       Total                                                   957,000

2005 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     At the Annual  Meeting,  upon  recommendation  of the Board,  the Company's shareholders  approved the 2005  Non-Employee  Directors  Stock Option Plan (the
"2005  Directors   Plan").   The  2005  Directors  Plan  became  effective  upon
shareholder  approval.  A  summary  of the  terms  and  conditions  of the  2005
Directors  Plan  is set  forth  in  "Proposal  No.  3 -  Approval  of  the  2005
Non-Employee  Directors  Stock Option Plan - Summary of the 2005 Directors Plan"
in the Proxy Statement. Such description,  which is qualified in its entirety by reference  to the 2005  Directors  Plan,  which is filed as Exhibit 99.2 to this report, is incorporated herein by reference in response to this Item 1.01.

     The 2005 Directors Plan provides for the automatic grant of options. When a person is first elected or appointed a  non-employee  director (a  "Non-Employee
Director"),  each such  person  is  granted  automatically,  on the date of such initial  election or appointment,  an option to purchase 20,000 shares of common stock. On the date of each successive  anniversary of the date on which a person was first  elected or appointed as a  Non-Employee  Director  such  Non-Employee
Director  automatically  shall be granted an additional option to purchase 5,000 shares of Common Stock.

     Options to purchase  20,000  shares of common stock were granted to each of
Christopher  White and Steven J. Landwehr,  the two  Non-Employee  Directors who
joined the Board  subsequent to the Board's approval of the 2005 Directors Plan.
The  per  share   exercise   price  of  these  options  is  $23.14  and  $25.37,
respectively.  These options were not exercisable prior to the Company obtaining shareholder approval of the 2005 Directors Plan.

ITEM 8.01.     OTHER EVENTS.

2005 EMPLOYEE STOCK OPTION PLAN

     At the Annual  Meeting,  upon  recommendation  of the Board,  the Company's shareholders  approved the 2005 Employee  Stock Option Plan (the "2005  Employee
Plan").  The 2005 Employee Plan became  effective upon shareholder  approval.  A summary of the terms and  conditions  of the 2005  Employee Plan is set forth in
"Proposal No. 4 - Approval of the 2005  Employee  Stock Option Plan - Summary of
the 2005  Employee  Plan" in the Proxy  Statement.  Such  description,  which is qualified in its entirety by reference to the 2005 Employee Plan, which is filed as Exhibit 99.3 to this report, is incorporated herein by reference.

ELECTION OF DIRECTORS

     At the  Annual  Meeting,  the  Company's  shareholders  elected  Michael E.
DeDomenico and Daniel Raynor to be Class II Directors who shall serve for a term of three years.  Information  regarding this election and the Board may be found in "Proposal No. 1 - Election of Directors" in the Proxy Statement.

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ESTABLISHMENT OF NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     On  December  7,  2005,  the Board  formed  the  Nominating  and  Corporate
Governance  Committee  to  (1)  assist  the  Board  by  identifying  individuals qualified  to become  Board  members and to  recommend to the Board the director nominees for the next annual meeting of shareholders; (2) recommend to the Board candidates  for membership on Board  committees;  (3) recommend to the Board the
Corporate  Governance  Guidelines  applicable  to the  Company  and  (4)  take a leadership  role in shaping the corporate  governance of the Company.  The Board elected  Steven J. Landwehr,  Christopher  White and Daniel Raynor as members of the Nominating and Corporate  Governance  Committee each of whom qualifies as an independent  director under the criteria  established by the applicable  listing standards of the Nasdaq Stock Market and other applicable laws and standards.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits.

          Exhibit No.    Description

          99.1           2005  Executive  Management  Stock  Option  Plan of the
                         Company.

          99.2           2005  Non-Employee  Directors  Stock Option Plan of the
                         Company.

          99.3           2005 Employee Stock Option Plan of the Company.

          99.4           Form  of  Stock  Option  Agreement  to be  used  by the
                         Company for each of the 2005 stock option plans.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          NUCO2 INC.

Date: December 13, 2005
                                          By: /s/ Eric M. Wechsler
                                              ----------------------------
                                              Eric M. Wechsler,
                                              General Counsel

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